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EXHIBIT 10.13.8

AMENDMENT TO THE WASHINGTON MUTUAL, INC.
CASH BALANCE PENSION PLAN

PROVISIONS RELATING TO FORMER EMPLOYEES OF
DIME BANCORP, INC.

        The Washington Mutual, Inc. Cash Balance Pension Plan is amended by adding the following Appendix to the Plan:

APPENDIX 3

1.
Definitions.

        Capitalized terms in this Appendix 3 are defined in Article 2 of the Washington Mutual, Inc. Cash Balance Pension Plan Amended and Restated Effective October 1, 1998, with the following exceptions:

          1.1.    Dime.    Dime Bancorp, Inc., The Dime Savings Bank of New York, FSB, and any other Affiliate (as defined in Article 1 of the Dime Plan).

          1.2.    Dime Plan.    The Retirement Plan of Dime Bancorp, Inc. Amended and Restated Generally Effective as of January 1, 2000, including any amendments through March 31, 2002.

          1.3.    NAMC Employees.    Any individual of the North American Mortgage Company and its subsidiaries who was ineligible to participate in the Dime Plan as defined in Article XIV of the Dime Plan.

          1.4.    Prior Dime Active Participant.    An employee of Dime as of March 31, 2002, who satisfied the participation eligibility requirements of the Dime Plan as of March 31, 2002.

          1.5.    Prior Dime Inactive Participant.    Any person other that a Prior Dime Active Participant, who is entitled to a benefit under the Dime Plan as of March 31, 2002 that has not been distributed in full as of June 30, 2002.

2.
Background.

        2.1  The Company merged with Dime as of January 4, 2002. Employees of Dime as of January 3, 2002 became employees of the Company as of January 4, 2002.

        2.2  As of March 31, 2002, active participants of the Dime Plan ceased benefit accruals under the Dime Plan. As of April 1, 2002, active participants of the Dime Plan commenced benefit accruals under the Plan. As of July 1, 2002, assets from the Dime Plan trust were transferred to the Plan's trust, and the Plan assumed liability for all benefits accrued through March 31, 2002 under the Dime Plan.

3.
Applicability.

        3.1  Notwithstanding any other provisions of the Plan to the contrary, the provisions of this Appendix 3 shall apply to:

          (a)  Each Eligible Employee who was a Prior Dime Active Participant or a Prior Dime Inactive Participant;

          (b)  Each Eligible Employee who was included in a class of employees ineligible for participation under the Dime Plan, but also satisfies the eligibility requirements of the Plan, including without limitation NAMC Employees.

4.
Participation.

        4.1  Each person who is an Eligible Employee and who was a Prior Dime Active Participant shall become a Participant in the Plan effective April 1, 2002. Each Prior Dime Inactive Participant shall become a Participant in the Plan effective July 1, 2002.

        4.2  Each person who is an Eligible Employee who was included in a class of employees ineligible under the Dime Plan, including but not limited to NAMC Employees, but who satisfies the eligibility requirements of the Plan as of March 31, 2002, shall become a Participant in the Plan effective April 1, 2002.

5.
Recognition of Prior Service.

        5.1  For each Participant who was a Prior Dime Active Participant, Years of Vesting Service as of March 31, 2002 and Years of Benefit Service as of March 31, 2002 shall each equal the Participant's Period of Service (as such term is defined in the Dime Plan) as of March 31, 2002.

6.
Service Accrual After March 31, 2002.

        6.1  Each Participant who was a Prior Dime Active Participant shall commence to accrue additional Years of Benefit Service and Years of Vesting Service as of April 1, 2002, based on the provisions of the Plan and the Participant's Hours of Service after January 1, 2002. For the 2002 Plan Year a Participant may accrue more than one Year of Benefit Service and more than one Year of Vesting Service. Each Participant who was in a class of employees ineligible under the Dime Plan, but who satisfies the eligibility requirements of the Plan as of March 31, 2002, shall commence to accrue additional Years of Benefit Service and Years of Vesting Service as of April 1, 2002, based on the provisions of the Plan and the Participant's Hours of Service after January 1, 2002.

7.
Benefit Amount.

        7.1  Effective July 1, 2002, the benefit amount of each Participant who was a Prior Dime Active Participant shall be based on the Participant's Accrued Benefit, where the Participant's Accrued Benefit as of any date after July 1, 2002 shall equal the sum of the following amounts:

          (a)  The Accrued Benefit (as such term is defined in the Plan) based on Account Credits credited under the Plan after March 31, 2002 to such date, based on Compensation after March 31, 2002 and Years of Benefit Service as of each Allocation Date after March 31, 2002. This amount is the "CBPP Accrued Benefit Component'; and

          (b)  The Accrued Benefit (as such term is defined in the Dime Plan) under the Dime Plan as of March 31, 2002. This amount is the "Dime Accrued Benefit Component'.

        7.2  Benefit amounts based on the CBPP Accrued Benefit Component shall be calculated based on the provisions of the Plan, including actuarial equivalence factors.

        7.3  Benefit amounts based on the Dime Accrued Benefit Component shall be calculated based on the provisions of the Dime Plan including actuarial equivalence factors and early retirement reduction factors.

        7.4  The lump sum value of the Dime Accrued Benefit Component shall be calculated as determined under the Dime Plan except the definition of actuarial equivalence (as such term is defined in the Dime Plan) shall be replaced by the following:

          (a)  Effective July 1, 2002 to July 31, 2002, actuarial equivalence shall be defined as actuarial equivalence (as such term is defined under the Dime Plan);

          (b)  Effective August 1, 2002 to December 31, 2003, actuarial equivalence shall be defined as the factor that produces the greatest lump sum value based on actuarial equivalence (as such term is defined in the Dime Plan) and Actuarial Equivalent (as such term is defined in the Plan);

          (c)  Effective January 1, 2004, actuarial equivalence shall be defined as Actuarial Equivalent (as such term is defined in the Plan).

        7.5  Effective July 1, 2002, the benefit amount of each Prior Dime Inactive Participant shall equal the benefit amount under the Dime Plan, as of March 31, 2002.

8.
Vesting.

        8.1  A Participant shall vest in the CBPP Accrued Benefit Component according to the provisions of Article 6 of the Plan.

        8.2  A Participant shall vest in the Dime Accrued Benefit Component according to Article IV of the Dime Plan, where Years of Vesting Service is substituted for Period of Service (as such term is defined in the Dime Plan).

9.
Eligibility for Benefits.

        9.1  A Participant who is a Prior Dime Active Participant may elect to receive a benefit based on the CBPP Accrued Benefit Component and the Dime Accrued Benefit Component as of the earlier of the applicable date of benefit commencement under the Plan and the applicable date of benefit commencement under the Dime Plan.

        9.2  Benefits for a Participant who is a Prior Dime Inactive Participant will be paid according to the provisions of the Dime Plan.

10.
Form of Benefit Payment.

        10.1 A Participant who is a Prior Dime Active Participant may elect any form of payment available under either Article 7 of the Plan or Article V of the Dime Plan for payment of both the Participant's CBPP Accrued Benefit Component and the Dime Accrued Benefit Component.

        10.2 The provisions of the Dime Plan, including actuarial equivalence factors (with regard to Section 7.4 of this Appendix 3), shall be used to calculate the forms of benefit payment based on the Dime Accrued Benefit Component. The provisions of the Plan, including actuarial equivalence factors, shall be used to calculate the forms of benefit payment based on the CBPP Accrued Benefit Component.

        10.3 A Participant who is a Prior Dime Inactive Participant may only elect benefit payment forms available under the Dime Plan for payment of the Participant's benefits.

11.
Involuntary Cash-Out Payments.

        11.1 The provisions of the Plan regarding cash-out payments shall apply to the value of a Participant's benefit, including the value of the CBPP Accrued Benefit Component and the value of the Dime Accrued Benefit Component at the time the Participant would be eligible to receive a distribution due to termination of Service.

12.
Protection of Benefits.

        12.1 All benefits and forms of benefits provided under the Dime Plan that are required to be protected under section 411(d)(6) of the Code shall be maintained under the Plan with respect to benefits accrued under the Dime Plan prior to April 1, 2002.

13.
Applicability of Plan Provisions.

        13.1 Except as otherwise specifically provided in this Appendix 3, all provisions of the Plan shall apply to Participants that are described in Section 4 of this Appendix 3.

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AMENDMENT TO THE WASHINGTON MUTUAL, INC. CASH BALANCE PENSION PLAN